Exhibit 99.1

Virtual R&D Day June 13, 2022

2 Forward-looking statements This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic, geopolitical issues and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

3 Agenda Building A Next-Generation iPSC Platform Lalo Flores, PhD, CEO GBM Landscape and Opportunity Shelia Singh, MD, PhD, Professor of Surgery and Biochemistry, Chief Pediatric Neurosurgeon at McMaster Children’s Hospital, the Division Head of Neurosurgery at Hamilton Health Sciences, and the Inaugural Director of McMaster’s New Cancer Research Centre iNK Cells Provide Enhanced Control in the Treatment of GBM Hy Levitsky, MD, Head of R&D Century’s iNK 3.0 platform iNK common progenitor and Next-Gen CNTY-103 Luis Borges, PhD, CSO Century’s Novel Universal Targeting Receptor Adaptor Platform Jill Carton, PhD, Executive Director of CAR Engineering and Protein Sciences MAD7 CRISPR Nuclease for iPSC Genome Engineering Michael Naso, PhD, VP Cell Engineering Q&A

Building A Next-Generation iPSC Platform Lalo Flores, PhD ǀ CEO

5 Building a Next Generation Allogeneic Cell Therapy Platform Gene Editing • Proprietary gene editing platform • CRISPR MAD7-derived gene editing for precise transgene integration Protein Engineering • Developing proprietary next-generation CARs • Universal tumor targeting platform iPSC Differentiation/Manufacturing • Scalable protocols and processes to produce highly functional iNK and iT cell products iPSC Reprogramming • Comprehensive collection of clinical grade lines (CD34+ HSC, αβ T cell, γδ T cell derived) Vertically integrated capabilities differentiate Century’s approach

6 With a Strong Foundation in Place, Century is Ready to Execute 2018 – 2021 Building know-how, optimizing processes 2022 iNK 3.0 and γδ iT product engines 2023-2024 Critical mass and readiness to file 5 INDs Company and platform building Transformational year with first IND filing Focus on pipeline development and execution Closed IPO June 2021 Entered strategic collaboration with Bristol Myers Squibb Maintaining position of financial strength

7 Common Progenitor Milestone Enables Cost, Time Efficiencies Multiple gene edits Engineered iPSC iNK cell iPSC bank Cell engineering Manufacturing Common Progenitor iNK 3.0 CD34+ HSC T cell Reprogramming Reprogramming Differentiation NK cell • iPSC cell bank with 12 core 3.0 gene edits introduced in 5 sequential steps •Resets product development starting point: accelerates and de-risks development candidate selection New Starting Point + CAR

Product iPSC Platform Targets Indications Expected IND Submission Discovery Preclinical Clinical Collaborator CNTY-101 iNK CD19 B-Cell Malignancies Mid 2022 CNTY-103 iNK CD133 Glioblastoma 2024 CNTY-102 iT CD19 + CD79b B-Cell Malignancies 2024 CNTY-104 iNK/iT Multi-specific Acute Myeloid Leukemia 2024 CNTY-106 iNK/iT Multi-specific Multiple Myeloma 2024 Discovery Research Programs iNK/iT TBD Solid Tumors TBD iNK TBD Hematological Tumors 2023 Hematologic Tumors Solid Tumors Pipeline Product candidate pipeline across cell platforms and targets in solid and hematologic cancers

9 Universal Tumor Antigen Receptor Targeting Platform (uTRAP) T Cell Signaling domains Tumor binding domain (antibody or soluble TCR) Cancer Cell Signaling domains Synthetic BAIT receptor Synthetic receptor binding domain T Cell LOCK AND KEY SYSTEM • Multifaceted tumor targeting platform • Compatible with soluble CARs and TCRs • Potentially enables targeting of multiple TAAs with single cell product • Selective for allogeneic cell vs CD3-based bispecific antibodies and CD16 NK engagers

10 Century’s Strategic Vision for Winning in Solid Tumors Building best-in-class γδ iT cell platform with up to 5 distinct tumor killing mechanisms CAR CD16 NKG2D Safety switch & tracer TCR UTRAP Tumor antigen/ TCR Stress ligands Antibody/tumor antigen ADCC Tumor antigen Non-HLA TCR target Cytokine support Allo-Evasion Enhanced fitness γδ iT cell

11 Anticipated Catalysts Over Next 12 months Underpinned by strong balance sheet with platform synergies and operational excellence CNTY-101 Becoming clinical stage biotech company with most advanced allogeneic cell therapy • IND submission (Mid-2022) • Phase 1 (ELiPSE-1) start in B-cell malignancies (2H22) γδ iT Platform Leveraging the comprehensive end-to- end platform • γδ iT pre-clinical data (4Q22) Disclosures 5 INDs anticipated over next 3 years • Solid tumor candidate expected to be announced (4Q22) iNK 3.0 Common Progenitor Creating platform efficiencies • Select additional candidate based on iNK 3.0 (YE22) – disclose data at future medical meeting • CNTY-103 development candidate (2023)

Targeting Clonal Heterogeneity in Treatment-refractory Brain Cancers with Rationally Designed Immunotherapies: Advances and Challenges AACR Meet-The-Expert Session April 10th, 2022 Sheila K. Singh MD PhD FRCS(C) McMaster University, Hamilton, ON, Canada

Glioblastoma is an aggressive disease 13 Most prevalent primary brain tumor in adults causing death Recurrent tumor Primary tumor Disease progression Standard of care (SoC): • Surgical resection • Radiation • Chemotherapy with Temozolomide Post-SoC Patients succumb to recurrent disease with a median overall survival of <15-17 months

Glioblastoma (GBM) Overview

FOCUS – Unmet need in brain cancer therapy

- 9-month relapse period
- 15 months median survival post-diagnosis
- ~5% five-year relative survival


Primary GBM
Post OP
Recurrent GBM
23Aug 2017
15Apr 2018
18Oct 2018

56yr/F

COMMERCIAL POTENTIAL

- ~13,390 new cases diagnosed in 2020 in the US[1]
- Global GBM treatment market to reach USD $1.15 billion by 2024[2]
- In 2016, North America contributed 39.2% of the global GBM market[2]
- Opportunity to acquire orphan/breakthrough designation

1. American Brain Tumor Association
2. Hexa Research

GBM Market landscape – Limited competition A total of 139 drugs currently in clinical development in primary and recurrent GBM PHASE SMALL MOLECULES BIOLOGICS OTHERS (CAR-Ts, viruses, vaccines, etc Approved 3 (Temozolomide, carmustine/ carmustine implant) 3 (bevacizumab and 2 biosimilars) 0 Phase III 9 6 8 Phase II 22 11 10 Phase I 41 22 10 Total 72 39 28 12 CAR-T trials: EGFRvIII, BAFFR, IL13R, EphA2, CD133 and HER2 • Limited approved treatment options • Small number of late-stage development • Early development players largely small companies Data from BioMedTracker

Glioblastoma: A Graveyard of Clinical Trials, or Unmet Opportunity?

- First-line standard of care was developed @ 20 years ago.
- SoC is far more effective in MGMT- methylated vs. unmethylated patients but used regardless of biomarker status due to lack of targeted options.
- Second-line options include lomustine or bevacizumab, the latter which provides marginal benefit, causes pseudo-progression, and renders subsequent intervention essentially ineffective.

◆ **Historical failures arguably due to solvable problems**

- Companies tend to focus on GBM as a line-extension of programs being developed elsewhere and hence may not be prioritizing as necessary to win in GBM
- Furthermore, many of the therapeutic targets (EGFR, VEGF) are relevant in treatment-naïve patients but become selected against following frontline therapy.

"Every surgeon carries within himself a small cemetery, where from time to time he goes to pray."

- Dr. René Leriche: from epigraph to "Do No Harm,"



Dr. Henry Marsh


MGMT methylation status
Unmethylated
Methylated
Log rank p < 0.0001
Survival probability
1.0
0.8
0.6
0.4
0.2
0.0
0 6 12 18 24 30 36 42 48 54 60 66
Overall survival from 1L initiation (months)
Unmethylated 254 158 77 43 17 8 4 1 0
Methylated 223 171 118 68 38 27 19 10 7 3 1 0

CAR T Cell Therapies for GBM: the Promise of Locoregional Delivery Intracavitary Delivery of IL13aR2 CAR T Cells Intraventricular Delivery of IL13aR2 CAR T Cells Regression of Recurrent Multifocal Glioblastoma, Including Spinal Metastases

EGFR CAR T Cells for GBM: Continued Improvements to Overcome Technical Challenges

• Trusted therapeutic targets expressed in treatment-naïve, primary GBM may be selected against and evolve out of GBM recurrence: new therapeutic targets must be pursued that are relevant to recurrence. • Monotherapies will not likely succeed in eradicating such a rapidly evolving, highly heterogeneous tumor: rational combinatorial polytherapies should be developed. • Therapeutics should target not only the GBM cells but also the tumor microenvironment, and to overcome the immunosuppressive niche, the tumour immune microenvironment (TIME) • Locoregional delivery of immunotherapies (especially into CSF spaces) has been well tolerated and may promote better trafficking, durability and persistence of cell therapies Lessons from GBM Treatment Failures: Challenges to Overcome for New Immunotherapeutic Protocols

EORTC/NCIC treatment scheme for glioblastoma patients Cranial Radiation TMZ (single dose) as sensitizer for radiation 1 hour pre-radiation Day 1 Day 3 Day 5 Day 19 TMZ (single dose) TMZ (single dose) Sacrifice Day (MRD) End point Sacrifice Day Patient-derived primary GBMs Immunodeficient mouse Mimicking GBM recurrence: Designing mouse-adapted in vivo tumor treatment protocol

DMSO Primary tumor engraftment Chemoradiotherapy TMZ 2 Gy Tumor recurrence Control Treatment MRD Control 2 days post-treatment (MRD) Recurrence post-treatment H&E Preclinical model of recurrent GBM MRI

GBM program: A Translational Pipeline Targeting clonal heterogeneity in treatment-refractory GBM with novel and empiric immunotherapies 22 June 9, 2022 PROJECT 1: Clonal dynamics and tracking Dr. Jason Moffat CORE 3: Platform for Advanced Cell Engineering Discover and validate novel cell surface markers of recurrent GBM PROJECT 2: Engineering biologics Drs. Henry/Sidhu CORE 2: Antibody Engineering Facility Build and validate immunotherapeutic modalities targeting surface markers of recurrent GBM PROJECT 3: Targeting heterogeneity in GBM Dr. Sheila Singh CORE 1: Preclinical/Animal Facility Early development/validation of immuno-therapeutic modalities targeting recurrent GBM in patient- derived models • Late preclinical development • Method development & validation • Clinical Product development (large- scale, non-GMP manufacturing)

CD133, a marker of tumor initiating cells O’Brien et al 2010, Clin. Can. Res. Intracranial xenografts 100 CD133+ BTICs Brain Tumor Initiating Cell (BTIC) model CD133, a marker of treatment-resistance in several human malignancies Jason Moffat Sheila Singh Parvez Vora Chitra Venugopal

CD133, a marker of treatment-resistant GBM CD133 expression correlates with disease progression, metastasis, recurrence, and poor overall survival in several human malignancies 24

Engineering CD133-targeting immunotherapies 25

CD133-directed treatment significantly eliminates GBM tumor burden



Dual antigen T-cell Engager (DATE)
CD3
GBM8
Percent specific lysis (%)
100
75
50
25
0
0:1
1:1
2:1
6:1
10:1
E:T Ratio
PBS
DATE1
****
hPBMCs
hPBMCs + DATE1
H&E stain
BT428
Percent survival (%)
Control
DATEs + PBMCs
***
Days
0
50
100
150
Chimeric antigen receptor (CAR) T cells
GBM8
Percent specific lysis (%)
0:1
1:1
2:1
3:1
4:1
E:T Ratio
CAR CON
CART133
****
CAR CON
CART133
H&E stain
GBM8
Percent survival (%)
CAR CON
CART133
**
Days

Vora *et al.*, 2020 Cell Stem Cell

Measuring the ‘ON target OFF tumor’ effect in humanized NSG mice Vora et al 2020 Cell Stem Cell Transplant 15,000 CD34+ cells/mouse Hematopoietic stem cell enrichment from Lin-cord blood Validate CD133 expression in cord blood HSPCs pre-transplant Long-term human stem cell repopulation 12wk NSG Bone marrow engraftment Bone marrow aspiration CD133 expression in bone marrow pre-treatment CD133 DATEs CART133 cell treatment Intracranial or IV Delivery 2wk Assess bone marrow for changes in CD133+ hematopoietic stem and progenitor cell levels

ET001 treatment does not significantly reduce numbers of human HSPCs or impair haematopoiesis



A
CAR CON
CART133
18.7%
35.8%
19.8%
31.6%
CD45
CD19
Percent CD34 of CD133 positive cells (%)
100
75
50
25
0
n.s.
BM aspirate
CAR CON
CART133
B
Gated: CD45+ CD18-
3.41%
3.11%
CD38
CD133
Percent CD133 positive cells (%)
8
6
4
2
0
n.s.
BM aspirate
CAR CON
CART133
C
Gated: CD45+ CD18- CD133+
76.1%
88.8%
CD38
CD34
Percent CD45 positive cells (%)
100
75
50
25
0
n.s.
BM aspirate
CAR CON
CART133
D
Gated: CD45+ CD18-
5.08%
4.28%
CD38
CD34
Percent CD34 positive cells (%)
15
10
5
0
n.s.
BM aspirate
CAR CON
CART133
E
Gated: CD45+ CD18- CD34+
60.3%
48.3%
CD38
CD133
Percent CD133 of CD34 positive cells (%)
100
75
50
25
0
n.s.
BM aspirate
CAR CON
CART133

Vora et al 2020, Cell Stem Cell

CD133 plays a redundant role in haematopoiesis? “CD133-deficient HSCs (KO) can competitively and serially reconstitute immune cells and the HSC compartment of irradiated recipientmice” “Animals were viable and fertile but are affected with a retinal degeneration leading to blindness. No obvious hematopoietic defects were reported in CD133 KO mice” “CD133+ cell targeting using dCD133KDEL does not inhibit hematopoietic colony development as assessed by short-term (2- weeks) and long-term (5- weeks) culture and colony- forming assays” 29

NCT02541370: a phase I clinical trial of CD133-specific CAR-T for treatment of relapsed and/or chemotherapy refractory advanced malignancies Participant Overview [n=23] o 7 with pancreatic carcinomas o 2 with colorectal carcinomas o 14 with hepatocellular carcinoma (HCC) Dose escalation study results: o Dose 1: Primary dose (0.05- 0.15 x 106 cells/kg) was not sufficient in creating an obvious decrease in CD133 cells and an increase in CAR-gene copy o Dose 2: Four patients moved onto dose 2(0.05-1.0 x 106 cells/kg) in cohort 2.These patients experienced mild (< Grade 2) hematologic toxicities but self-recovered within 1 week. CD133+ decreased and CAR-gene copy number increased o Dose 3: The CART-133 cell dose was increased to 1.0- 2.0 × 106/kg for patients 5 to 8 in cohort 3. Similar toxicities and effective activity were all observed in cohort 3 Wang et al 2018, Oncoimmunology 30

Locoregional delivery can address CAR-T trafficking challenges Non-Confidential Identifier Indication Therapy Sponsor NCT02208362 Relapsed GBM Anti-IL13Ra2 CAR-T City of Hope Medical Center NCT03283631 Relapsed GBM Anti-EGFRvIII CAR-T Duke University Medical Center NCT02442297 Relapsed GBM Anti-HER2 CAR-T Baylor College of Medicine NCT03696030 Recurrent Brain or leptomeningeal Metastases Anti-HER2 CAR-T Baylor College of Medicine NCT03500991 Recurrent/refractory pediatric CNS Tumors Anti-HER2 CAR-T Seattle Children’s Hospital NCT03638167 Recurrent/refractory pediatric CNS Tumors Anti-EGFR806 CAR-T Seattle Children’s Hospital NCT04003649 Recurrent/refractory GBM Anti-IL13Ra2 CAR-T + nivolumab (IV) City of Hope Medical Center NCT03389230 Recurrent/refractory high- grade Glioma Anti-HER2 memory- enriched T cells City of Hope Medical Center HolterTM Rickham Catheter device for infusion of CAR-T cells Ongoing Phase 1 CAR-T clinical trials utilizing intracranial route of administration

Engineering new allogeneic CAR T therapies for cancer patients

Enhanced Control of iNK Cells in the Treatment of GBM Hy Levitsky, MD ǀ President, R&D

34 Major Challenges in Cell Therapy for GBM • Clonal evolution of cancer cells driving antigen heterogeneity • The most abundant target antigens are also expressed at some level on normal tissues • The CNS is highly sensitive to features associated with immune effector function (e.g., cytokines, rapid cell expansion, altered vascular permeability) • Difficulty assessing PK and biodistribution of effector cells in the brain complicates dose and schedule optimization • Suppressive features of the tumor microenvironment must be addressed in product and clinical trial design The ability to address many of these challenges requires a level of therapeutic control that has not been a feature of current generation cell therapies

35 Century’s iNK platform- Engineered to provide control to overcome these challenges • NK cells significantly less proliferative than T cells, reducing the risk of toxicities associated with rapid and extensive lymphocyte expansion in the brain • iNK clones selected for maximal serial killing capacity, achieving tumor eradication with less cell expansion vs CAR-T • Direct activation of iNK cells via NKG2D recognition of GBM “stress ligands” MIC-A, MIC-B, ULBP • Antigen heterogeneity addressed with multi-plex targeting via “bridge molecules” (monoclonal antibodies engaging CD16 and custom binders engaging Universal CAR) • Finite half-life of protein bridge molecules provide control over the extent of iNK cell activation against targets • HSV-tk enables rapid termination of toxicities unresponsive to SOC • PET reporter genes designed to enable serial non-invasive assessment of PK and biodistribution to guide dose and schedule during clinical development (and potentially in clinical practice)

HSVtk-2A-PSMA Cassette


HSV TK (A168H)
T2A
CAG Promoter
PSMA (N9del)

- Single molecular construct enables co-expression and selection for intracellular HSV-tk, and surface membrane expressed PSMA

- HSV-tk encodes an intracellular enzyme that converts ganciclovir (GCV) into GCV-triphosphate that inhibits DNA-polymerase, leading to cell death ("Safety Switch")
  - Used successfully in the clinic to abort T cell mediated toxicity (GVHD) associated with allogeneic donor lymphocyte infusions[1,2]

- PSMA imaging with clinically approved PET probes is widely used to detect and quantify prostate cancer micro-metastases
  - Preclinical studies of PSMA as a *PET reporter gene* in CAR-T demonstrate sensitive and quantitative detection of CAR-T in sites of accumulation ("total body PK")

1) Bonini et al., SCIENCE VOL. 276/p1719-24 13 JUNE 1997 and 2) Greco et al., Frontiers in Pharmacology **1** May2015|Volume 6|Article 95

CENTURY THERAPEUTICS 36

37 PET Imaging for Quantitative Assessment of Cell Trafficking, Abundance, and Persistence PSMA PET Imaging of Prostate Cancer HSV-tk PET Imaging of CAR-T in GBM Correlation between PET signal strength and CAR-T accumulation in mouse model SCIENCE ADVANCES 3 Jul 2019 Vol 5,Issue 7 SCIENCE TRANSLATIONAL MEDICINE 18 Jan 2017 Vol 9,Issue 373 OncologyLive, Vol. 21/No. 6, Volume 21, March 13, 2020

38 Safety Switch •Ability to rapidly eliminate the product upon encountering severe toxicities improves safety profile, broadens eligible patient populations, and partially de-risks pursuing novel targets that may have narrow therapeutic windows • Transgenic HSV-tk expression has been successfully used in the clinic to abrogate severe T cell mediated toxicities within hours of ganciclovir administration • Recently, CAR-T associated ICANS and CRS has been successfully abrogated within hours of triggering an alternate safety switch platform (iCas9 + rimiducid) Safety Switch Activation Rapidly Controls Severe CAR-T Associated ICANS G. Dotti et al., ASGCT presentation May 2022

39 Enhanced Control of iNK Cells To Address GBM • Therapeutic control achieved through engineered product attributes enables the pursuit of the most challenging oncology settings, including GBM • These attributes include: • Selection of cell type (iNK) and clones with limited replicative capacity • Tumor targeting via co-administered bridge molecules with finite half-lives • Precise assessment of cell expansion, biodistribution, and tissue-resident PK to guide dose and schedule determination • Safety switch to abrogate toxicities

Century’s iNK 3.0 platform iNK common progenitor and Next-Gen CNTY-103 Luis Borges, PhD ǀ CSO

iNK 3.0 Common Progenitor
Multiple New Features for Enhanced Functionality


Imaging + Cytokine support +
Safety switch
PSMA
IL15/IL15RA
HSV-TK
CD16
HLA-I
KO
HLA-II
KO
Allo-
Evasion
Tumor
cell
killing
HLA-E
HLA-G
NKG2D
CD70
KO
NKG2A
KO
Cell Fitness

ENGINEERING PROFILE			
Step	Gene Edit		Rationale
1	KO	**NKG2A**	Potential to block inhibitory signal
	KI	**IL15/IL15Ra**	Homeostatic cytokine support
2	KO	B2M	Allo-Evasion
	KI	HLA-E-2A-**HLA-G**	Allo-Evasion
3	KO	CIITA ex5	Allo-Evasion
	KI	**HSV-TK-2A-PSMA**	Safety switch + cell tracer
4	KO	**CD70**	Landing pad, potential to enhance cell fitness
	KI	**CD16-2A-NKG2D**	Ab targeting + Tumor stress ligands
5	INS	CLYBL	Safe harbor site
	KI	CD133-CAR	Tumor targeting

Common Progenitor Features (Steps 1–4)

Boldface: iNK 3.0-specific gene edits

CENTURY THERAPEUTICS 41

42 The iPSC Common Progenitor Enables Significant Cost and Time Efficiencies One Common Progenitor Different CARs Multiple Product Candidates

43 iNK 3.0 Cell Platform Has Multiple Built-In Mechanisms for Tumor Cell Killing PATHWAYS FOR TUMOR KILLING 1. CAR-mediated killing 2. ADCC (Antibody-dependent cellular cytotoxicity) 3. NKG2D-mediated killing though recognition of stress ligands 1 2 3

44 iNK 3.0 Enhanced Allo-Evasion Features X X X X Allo-Evasion 3.0 • Deletion of β2M designed to eliminate HLA-I expression and prevents recognition by CD8 T cells • Knock out of CIITA designed to eliminate HLA-II expression and prevents recognition by CD4 T cells • Knock-in of HLA-E and HLA-G prevent killing by NK cells

45 iNK Cells Lacking HLA-I Are Not Recognized by Allogeneic CD8 T cells iNK Cells Expressing HLA-I Cause Allogeneic CD8 T Cell Activation, But Not HLA-I Null iNK Cells CD25 Expression by CD8 T Cells

46 Lack of HLA-I on iNK Cells Can Lead to Their Elimination by Allogeneic NK Cells Activating ligand HLA-I Inhibitory receptor Activating receptor HLA-E HLA-G NKG2A KIRs, LIRs iNK Cells Protected iNK Cells Protected iNK Cells Killed

47 Expression of HLA-E + HLA-G Offers Better Protection From NK Cell Killing HLA-E HLA-G NKG2A KIRs, LIRs Activating ligand Activating receptor Proof-of-Concept Study with HLA-I Null K562 Cells Engineered with HLA-E and HLA-G 0.125 0.25 0.5 1 2 4 8 16 32 0 20 40 60 80 100 Donor RC01 Ratio (E:T) % K i l l i n g Parental K562 HLA-G K562 HLA-E K562 HLA-E+G K562 The Combination of HLA-E + HLA-G Improved Protection to Killing by Allogeneic NK Cells • HLA-E and HLA-G engage different receptors on NK cells including NKG2A, KIRs, and LIRs • The expression of NKG2A, KIRs, and LIRs varies among NK cells from different donors Agglomerated Data from 22 NK Cell Donors No edit HLA-G HLA-E HLA-E/G 0.0 0.2 0.4 0.6 0.8 1.0 R e l a t i v e c y t o l y s i s

48 Membrane-Bound IL-15/IL-15RA Enhances iNK Cell Persistence in vitro sIL15 IL15-TM _1X IL15RA/IL15 0 3 6 9 12 F o l d e x p a n s i o n sIL15 IL15-TM_1X IL15RA/IL15 0 20 40 60 0 20 40 60 80 100 Time (hr) N o r m a l i z e d T a r g e t c o u n t ( % o f c e l l l i n e a l o n e c o n t r o l ) IL-15 TM_1X IL-15RA/IL-15 sIL-15 7-day Persistence Assay Membrane-bound IL-15 Improves Killing CD19+ Reh Tumor Cells IL-15 Receptor Engagement and Signaling Membrane-bound IL-15 Improves iNK Cell Persistence In Vitro

Engineered IL-15/IL-15RA Enhances iNK Cell Persistence *in vivo*



14-Day Peripheral Blood iNK Persistence
iNK per 100,000 Live Cells
800
600
400
200
0
sIL-15
IL-15-TM_1X
IL-15RA/IL-15
sIL-15
IL-15-TM_1X
IL-15RA/IL-15



14-Day Lung iNK Persistence
iNK per 100,000 Live Cells
5000
4000
3000
2000
1000
0
sIL-15
IL-15-TM_1X
IL-15RA/IL-15
sIL-15
IL-15-TM_1X
IL-15RA/IL-15

CENTURY THERAPEUTICS 49

50 Engineered NKG2D Expression on iNK Cells Enhances Tumor Killing NKG2D Non-engineered iNK cells NKG2D-engineered iNK cells Engineered iNK Cells Express Higher Levels of NKG2D 0 20 40 60 80 0 20 40 60 80 100 Time (hr) % T u m o r C e l l G r o w t h Non-engineered iNK NKG2D-engineered iNK NKG2D-Engineered iNK Cells Mediate Robust Killing of the U87 GMB Cell Line

51 High-affinity CD16 Augments CAR-Mediated Killing of Tumor Cells Through Antibody-Dependent Cellular Cytotoxicity (ADCC) 0 5 10 15 20 25 0 1000000 2000000 3000000 4000000 5000000 Time (Hours) R a j i t u m o r c e l l d e n s i s t y iNK + Ctrl Ab iNK + Rituximab CAR/CD16-iNK + Ctrl Ab CAR/CD16-iNK + Rituximab iNK Cells Engineered with High Affinity CD16 Mediate Robust ADCC of Tumor cells

52 Pivoting to the iNK 3.0 Platform to Create Next-Gen CNTY-103 Is Expected to Improve the Likelihood of Clinical Success The iNK 3.0 Platform incorporates multiple features that are highly relevant for the treatment of GBM Pivoting to the iNK 3.0 platform is expected to improve the likelihood of clinical success for CNTY-103 without a major timeline impact Next-Gen CNTY-103 uses a single specificity CAR to target CD133 and adds two additional mechanisms for tumor cell killing (NKG2D and CD16) • Targeting of EGFR is leveraged through the combination with an anti-EGFR antibody that acts through CD16 PET-reporter (PSMA) provides a non-invasive image tool that we believe will help gain significant insights on the persistence and migration of CNTY-103 iNK cells after infusion The incorporation of a safety switch is expected to improve the safety profile

53 Next-Gen CNTY-103 Has Multiple Built-in Mechanisms for Enhanced Anti-tumor Activity Tumor Killing 1. CD133 CAR-mediated tumor cell killing 2. CD16-mediated killing using Abs against tumor antigens (EGFR, HER2, CD70, others) 3. NKG2D-mediated killing though recognition of stress ligands (MICA/B, ULBPs) Tumor Microenvironment Modulation • Elimination of suppressive cells within TME using Abs (CD73, CSF1R, PD-L1, others) MULTIPLE MECHANISMS TO CONTROL TUMOR GROWTH 1 2 3

Century’s Novel Universal Targeting Receptor Adaptor Platform Jill Carton, PhD ǀ Executive Director of CAR Engineering and Protein Sciences

55 Century's Protein Sciences Capabilities Drive Sophisticated Therapeutic Solutions Antibody Discovery Century Therapeutics’ proprietary Phage Display Library for novel humanized VHH tumor target binders Protein Biochemistry Protein stability and biophysical characteristics designed to produce safe and consistent products Protein Engineering Fit-for-purpose CAR assembly and transgene designs for therapeutic cell features, allo-evasion, safety switch, cytokines

56 Universal CAR Platforms Extend the Versatility of Conventional CARs Universal CAR has two components: 1. CAR that binds a tag on a soluble protein 2. Soluble protein that binds to the tumor cell antigen and the CAR Effector cell mediated tumor cell killing is only activated when the soluble protein engages both the CAR and the tumor antigen Activity of the CAR can be modulated by the tumor targeting specificity and dose of the soluble protein Canonical CAR Tumor Cell CAR binds directly to tumor antigen Universal CAR CAR binds to a soluble protein which engages tumor antigen Effector Cell Tumor Cell Effector Cell

57 Century’s Novel Universal Targeting Receptor Adaptor Platform (uTRAP) is Versatile and Flexible uTRAP is built on highly adaptable, single domain VHH proteins 1. BAIT CAR • Inactive in circulation • Inactive in the presence of tumor cells

58 uTRAP is built on highly adaptable, single domain VHH proteins 1. BAIT CAR • Inactive in circulation • Inactive in the presence of tumor cells 2. Bispecific Anti-Idiotype Targeting (BAIT) Protein • Exploits the high specificity of an anti-Idiotype antibody • Adaptable binding affinity to the CAR and to the tumor antigen • Effector cell mediated tumor cell killing is only activated when the BAIT engages both the CAR and the tumor antigen Century’s Novel Universal Targeting Receptor Adaptor Platform (uTRAP) is Versatile and Flexible

59 BAIT Proteins are Engineered for Diverse Functions and Used With a Single Cell Line BAIT CAR Common Progenitor Cell

60 Century’s uTRAP Platform Mediates Potent Cytotoxicity In Vitro Killing of NALM6 EGFR+ Cells through uTRAP engineered T-Cells In the presence of EGFR BAIT proteins BAIT protein engineering can modulate functionality

61 In vivo Proof of Concept Studies with Century’s uTRAP Platform Initiated uTRAP in vivo efficacy studies in IPSC- derived iNK and iT cells are initiated In vivo studies with Peripheral Blood T-cells

62 Century’s uTRAP Addresses Multiple Clinical Challenges Advantage Extend the target landscape Tunable potency and temporal regulation of BAIT protein increases control of target engagement Antibody and TCR BAIT formats access cell surface and intracellular targets Address tumor heterogeneity Soluble BAIT proteins can target multiple antigens, each for use with a single uTRAP cell line One cell line can be used to develop many therapeutic approaches Widen the therapeutic window Tunable potency and temporal regulation of activity provides greater control over adverse effects On/Off safety switch Soluble protein half-life regulation allows for off-switch Stop or Eliminate BAIT proteins can switch off/clear uTRAP cells Tracking and detecting Non-targeted, labelled BAIT protein to trace engineered cells

63 uTRAP Enables a Therapeutic Strategy to Tackle Tumor Heterogeneity in Glioblastoma BAIT Protein 1 BAIT Protein 2 BAIT Protein 3 BAIT CAR Common Progenitor Cell

MAD7 CRISPR Nuclease for iPSC Genome Engineering Michael Naso, PhD ǀ VP Cell Engineering

65 Multiple gene edits Engineered iPSC iNK cell iT cell iPSC bank Gene editing, protein engineering Manufacturing Century’s End-to-End Platform Has the Key Components to Realize Potential of iPSC Engineered iPSC MCB Differentiation CD34+ HSC T cell NK cell Reprogramming Reprogramming Differentiation

66 Product Candidate Engineering Requires a High Functioning and Reliably Sourced CRISPR Nuclease Attribute Preference for product candidate engineering Double-stranded gDNA cleavage High efficiency in iPSCs Fidelity Low off-target cutting Gene insertion High efficiency HDR in iPSCs PAM site recognition Prevalent throughout genome Delivery RNP formulation Regulatory compliance Complete documentation for all components

67 MAD7 is a Novel Class 2 Type V-A CRISPR Nuclease High structural homology to Cpf1 (Cas12a), low sequence identity (~30%) T-rich PAM site similar to Cpf1 Single molecule gRNA Staggered DNA cutting to facilitate HDR Target DNA recognition Target DNA cleavage

68 MAD7 Produced in House In E. Coli and is Functionally Equivalent to Industry Standard Cpf1 Knock-out efficiency of MAD7 is as efficient as Cpf1 Purified MAD7 activity is maintained for >6 months at -80C Multi-step column purification yields homogenous MAD7 protein MAD7 RNPs function comparably to Cpf1 in iPSCs MAD7 protein is stable for at least 6 months at -80C Regulatory compliant production process

69 Mad7 Facilitates HDR at Multiple Loci in iPSCs at Efficiencies Seen with Cpf1 Not for further distribution HDR efficiency with MAD7 is equivelent to Cpf1 High HDR efficiency with MAD7 at multiple loci Locus 1 Locus 2 Locus 3 Transgene 1 Transgene 2 Transgene 3 HDR

70 MAD7 is a High-Fidelity CRISPR Nuclease with Off-Target Rates at Least as Good as Cpf1 Not for further distribution Guide-seq off-target analysis Guide-seq characterization revealed very low frequency of off- target cutting, comparable to Cpf1, in iPSCs SNP CNV array analysis • SNP microarray CNV analysis does not show increased frequency of small or large CNVs with MAD7, comparable to Cpf1, in iPSCs iPSC donor line Engineered iPSC donor line WGS performed on all lead single-cell clones to confirm fidelity

71 We Have Pivoted to MAD-7 for Platform and Pipeline Engineering of All Product Candidates No impact on viability or pluripotency after multiple uses of MAD7 in iPSCs Process used to make common progenitor iPSC clone for CAR insertion to support multiple programs

72 We Continue to Optimize and Evolve Our Mad7 Platform Increasing protein production yield and long-term stability PAM site evolution Increased HDR efficiencies with further protein engineering MAD7-on and MAD7-off fusions for gene regulation strategies Not for further distribution

Concluding Remarks Lalo Flores, PhD ǀ CEO

74 Emerging leader in allogeneic cell therapies for cancer Comprehensive iPSC cell platform With end-to-end capabilities to develop iNK and γδiT cell candidates Financial Strength Cash runway into 2025 Ended 1Q22 with cash, cash equivalents, and investments of $466.4M Toolbox to address solid tumors iNK 3.0 platform and γδiT cell platform engineered with versatile features like UTRAP Disruptive, fit-for- purpose approach for GBM CNTY-103 engineered with multiple features to increase PTS 74 Emerging pipeline of candidates Product engine anticipated to deliver 5 INDs over the next 3 years

Q&A

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